UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2014
Date of Report (Date of Earliest Event Reported)

COMM 2014-LC15 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-193376-03	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 25, 2014, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2014 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of COMM 2014-LC15 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class X-A Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class D, Class E, Class F, Class G, Class V, Class R and Class LR Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $805,735,000, were sold to Deutsche Bank Securities, Inc. (“DBSI”), Natixis Securities Americas LLC (“Natixis”), KeyBanc Capital Markets Inc. (“KeyBanc”) and RBS Securities Inc. (together with DBSI, Natixis and KeyBanc, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of March 14, 2014 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”).  DBSI is acting as sole bookrunning manager and lead manager.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated February 26, 2014, as supplemented by the Prospectus Supplement, dated March 18, 2014, in negotiated transactions or otherwise at varying prices determined at the time of sale.  The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $121,729,814, were sold to DBSI, Natixis and KeyBanc (together with DBSI and Natixis, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of March 14, 2014, among the Depositor, the Initial Purchasers and GACC.  The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2014-LC15 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 48 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 197 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective March 25, 2014 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii) Ladder Capital Finance LLC (“Ladder”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective March 25, 2014 (the “Ladder Mortgage Loan Purchase Agreement”), among the Depositor, Ladder and Ladder Capital Finance Holdings LLLP, and (iii) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective March 25, 2014 (the “NREC Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement and the Ladder Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), among the Depositor and NREC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, Ladder and NREC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,601,635, were approximately $960,442,809.  Of the expenses paid by the Depositor, $0 were paid directly to affiliates of the Depositor, approximately $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,501,635 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

The Mortgage Loan identified in the Prospectus as the McKinley Mall Mortgage Loan will be primary serviced and specially serviced pursuant to that certain Pooling and Servicing Agreement, dated as of January 1, 2014 (the “CCRE14 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, entered into in connection with the COMM 2014-CCRE14 Mortgage Trust.

The Mortgage Loan identified in the Prospectus as the One Kendall Square Mortgage Loan will be primary serviced and specially serviced pursuant to that certain Pooling and Servicing Agreement, dated as of March 1, 2014 (the “UBS2 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, entered into in connection with the COMM 2014-UBS2 Mortgage Trust.

The Mortgage Loan identified in the Prospectus as the PennCap Portfolio Mortgage Loan will be primary serviced and specially serviced pursuant to that certain Pooling and Servicing Agreement, dated as of February 1, 2014 (the “LC14 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Deutsche Bank Trust Company Americas, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, entered into in connection with the WFRBS Commercial Mortgage Trust 2014-LC14.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus Supplement, dated March 18, 2014, to the Prospectus, dated February 26, 2014.  The related registration statement (file no. 333-193376) was originally declared effective on February 12, 2014.

The Underwriting Agreement, the Pooling and Servicing Agreement, the CCRE14 Pooling and Servicing Agreement, the UBS2 Pooling and Servicing Agreement, the LC14 Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of March 14, 2014, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities, Inc., Natixis Securities Americas LLC, KeyBanc Capital Markets Inc., RBS Securities Inc.  and German American Capital Corporation.

Exhibit 4
Pooling and Servicing Agreement, dated as of March 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 25, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 25, 2014 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated March 25, 2014 (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective March 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective March 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective March 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.

Exhibit 99.4
Pooling and Servicing Agreement, dated as of January 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.

Exhibit 99.5
Pooling and Servicing Agreement, dated as of March  1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.

Exhibit 99.6	Pooling and Servicing Agreement, dated as of February 1, 2014, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National

Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Deutsche Bank Trust Company Americas, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: March 25, 2014
	By:	/s/ Mary Brundage
Name: Mary Brundage
Title: Vice President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1
Underwriting Agreement, dated as of March 14, 2014, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities, Inc., Natixis Securities Americas LLC, KeyBanc Capital Markets Inc., RBS Securities Inc.  and German American Capital Corporation.
(E)

4
Pooling and Servicing Agreement, dated as of March 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 25, 2014.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 25, 2014 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated March 25, 2014 (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated and effective March 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)

99.2	Mortgage Loan Purchase Agreement, dated and effective March 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.	(E)

99.3	Mortgage Loan Purchase Agreement, dated and effective March 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.	(E)

99.4
Pooling and Servicing Agreement, dated as of January 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.
(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.5
Pooling and Servicing Agreement, dated as of March  1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.
(E)

99.6
Pooling and Servicing Agreement, dated as of February  1, 2014, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Deutsche Bank Trust Company Americas, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian.
(E)